UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 28, 2019
Date of Report (Date of earliest event reported)

STORE Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8377 East Hartford Drive, Suite 100 Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2019, STORE Capital Corporation (the “Company”) completed its public offering of $350 million aggregate principal amount of 4.625% Senior Notes due 2029 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of March 15, 2018, between the Company and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 2, dated as of February 28, 2019, between the Company and the Trustee (the base indenture, as so supplemented, the “Indenture”).

The Notes will bear interest at the rate of 4.625% per year and will mature on March 15, 2029. Interest on the Notes will accrue from and including February 28, 2019 and will be paid semi-annually in arrears on March 15 and September 15 of each year, commencing September 15, 2019.  The Indenture also contains various restrictive covenants, including limitations on the Company’s ability to incur additional secured and unsecured indebtedness.

The Notes were issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-223206), which became effective upon filing with the Securities and Exchange Commission on February 26, 2018, and a prospectus supplement dated February 25, 2019, as the same may be amended or supplemented.

The summary of the Notes set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the supplemental indenture, including the form of the Notes, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2019, the Company completed the public offering of $350 million aggregate principal amount of 4.625% Senior Notes due 2029.  The Notes are senior unsecured obligations of the Company. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
4.1	Supplemental Indenture No. 2, dated as of February 28, 2019, between STORE Capital Corporation and Wilmington Trust Company
5.1	Opinion of DLA Piper LLP (US) regarding legality of the Notes
8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters
23.1	Consent of DLA Piper LLP (US) (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: February 28, 2019
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel